================================================================================

                                        [GRAPHIC]


                                        Smith Barney
                                        Premium Total
                                        Return Fund
[GRAPHIC]
                                        -------------
                                        ANNUAL REPORT
                                        -------------

                                        December 31, 1997



                                 [LOGO] Smith Barney Mutual Funds
                                        Investing for your future.
                                        Every day.(sm)

================================================================================

Smith Barney
Premium Total Return Fund
================================================================================

The Smith Barney Premium Total Return Fund ("Fund") seeks total return consisting of long-term capital appreciation and income by investing primarily in a diversified portfolio of dividend-paying common stocks.

Smith Barney Premium Total Return Fund's Average Annual Total Returns Ended December 31, 1997

                                             Without Sales Charges*
                                ------------------------------------------------
                                 Class A             Class B         Class C
===============================================================================
One-Year                          25.19%              24.55%         24.60%
-------------------------------------------------------------------------------
Five-Year                         16.41               15.83             N/A
-------------------------------------------------------------------------------
Ten-Year                            N/A               16.38             N/A
-------------------------------------------------------------------------------
Since Inception++                 16.66               14.27           16.52
===============================================================================

                                              With Sales Charges**
                                 ----------------------------------------------
                                 Class A             Class B         Class C
===============================================================================
One-Year                          18.91%              19.55%          23.60%
-------------------------------------------------------------------------------
Five-Year                         15.22               15.72             N/A
-------------------------------------------------------------------------------
Ten-Year                            N/A               16.38             N/A
-------------------------------------------------------------------------------
Since Inception++                 15.50               14.27           16.52
===============================================================================

* Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
** Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.
     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
++ Inception dates for Class A, B and C shares are November 6, 1992, September 16, 1985 and June 1, 1993, respectively.

================================================================================
FUND HIGHLIGHT
================================================================================

Portfolio activity in the Fund was robust during the period under review. We continue to follow a disciplined value investment approach that focuses on buying companies with low valuations, sound business fundamentals and favorable business momentum. This approach continues to generate new investment ideas.

================================================================================
NASDAQ SYMBOL
================================================================================

           Class A                      SOPAX
           Class B                      SOPTX
           Class C                      SPTCX

================================================================================
WHAT'S INSIDE
================================================================================

Shareholder Letter ........................................................    1
Distributions .............................................................    4
Historical Performance ....................................................    5
Smith Barney Premium Total Return Fund
at a Glance ...............................................................    7
Schedule of Investments ...................................................    8
Statement of Assets and Liabilities .......................................   14
Statement of Operations ...................................................   15
Statements of Changes in Net Assets .......................................   16
Notes to Financial Statements .............................................   17
Financial Highlights ......................................................   22
Independent Auditors' Report ..............................................   26
Tax Information ...........................................................   27

================================================================================
Shareholder Letter
================================================================================

[PHOTO]                                [PHOTO]

HEATH B.                               HARRY J.
MCLENDON                               ROSENBLUTH

Chairman                               Vice President and
                                       Investment Officer



Dear Shareholder:

We are pleased to present the annual report for the Smith Barney Premium Total Return Fund ("Fund") for the year ended December 31, 1997. In this report we discuss stock market conditions and review our investment strategy during the reporting period. A more detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Performance Overview

For the year ended December 31, 1997, the Fund had a total return of 25.19% for Class A shares without sales charges. During this time the U.S. stock market, as measured by the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), had a total return of 33.35%. In addition, the Fund paid income dividends that totalled $0.38 and distributed capital gains of $1.25 per Class A share over the same time period. Additional performance information regarding the Fund's other share classes can be found on page five. Morningstar, Inc. assigned the Fund a four-star* rating for its risk-adjusted performance among 3,821 stock funds as of December 31, 1997.

The Fund invests primarily in dividend-paying common stocks and employs an investment strategy that may cause it to underperform in a rising market. However, the Fund should experience smaller losses when the stock market declines. One of the key elements of the Fund's investment strategy involves the use of S&P 500 Index call options that should help to reduce the volatility of the Fund's net asset value ("NAV").

Market Overview and Outlook

With the S&P 500 Index rising more than 125% over the last three years, our concerns regarding the valuation level of the stock market and the sustainability and quality of future corporate earnings growth have never been greater. We have therefore maintained a defensive posture in the Fund throughout 1997. S&P 500 Index call options were sold to reduce market exposure and to take advantage of higher stock price volatility. In addition, cash reserve levels in the Fund averaged about 11% in 1997.

The defensive positioning of the Fund had a negative impact and hurt its relative performance versus the S&P 500 Index in 1997. As you may know, advances in the S&P 500 Index were driven primarily by the market's largest companies.

Large-capitalization stocks outperformed small- and mid-capitalization stocks by a wide margin in 1997. The Russell 2000 Index (an index made up of 2,000 smaller-capitalized U.S.-based companies whose common stocks trade on either the New York, American or NASDAQ stock exchanges) returned 22.36% for the year. The average stock mutual fund has a much larger allocation of assets in small- and mid-capitalization stocks then does a large capitalization stock market index such as the S&P 500 Index. This holds true for the Smith Barney Premium Total Return Fund as well. (The average weighted

----------
* Morningstar's proprietary ratings reflect historical, risk-adjusted performance. Ratings are subject to change monthly and are calculated from the Fund's three-, five- and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. Different classes within a fund share a common portfolio of securities. In an investment category, the top 10% of funds receive five stars and the next 22.5% receive four stars. The Fund received a four-star rating for the three- and five- year periods among 262 and 159 funds, respectively. Star ratings for individual classes may vary. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                         1
market capitalization of the Fund as of December 31, 1997 was roughly $19.7 billion versus the S&P 500 average weighted market capitalization of more than $50 billion. Market capitalization is the value of a company's outstanding shares of common stock calculated by multiplying the number of shares outstanding by the share price.) While our selection of stocks in the Fund remained strong in 1997, the invested position of the portfolio, coupled with its lower market capitalization, are the main reasons why the Fund had a performance shortfall relative to the S&P 500 during 1997.

Portfolio activity in the Fund was robust during the period under review. We continue to follow a disciplined value investment approach that focuses on buying companies with low valuations, sound business fundamentals and favorable business momentum. This approach continues to generate new investment ideas.

There were only four changes made in the Fund's ten-largest holdings during the reporting period. We began the year with an international flavor in the portfolio's largest holdings, as three of the Fund's top-ten largest positions were foreign stocks held in American Depository Receipt ("ADR") form. (An American Depository Receipt is a certificate that trades on a U.S. stock market but represents a non-U.S. stock.) These stocks were Alcatel Alshom, Inc. (France's second largest company engaged in varied businesses including telecommunications, energy, nuclear power and transportation, which remained a 0.9% portfolio position as of December 31, 1997); Telefonica de Espana S.A. (Spanish national telecommunications and cable television service provider. This remained a 0.5% holding as of December 31, 1997); and Repsol, S.A.

At the end of the year, the Fund's top-ten list counted Ace Ltd. (a Bermuda-based reinsurance company) as its only foreign holding. In addition, the Fund was extremely well diversified and owned some 150 securities, representing a wide range of companies and industries. During the reporting period, we emphasized tobacco, insurance, pharmaceutical and retail stocks. The Fund was underweighted in technology, basic industries and capital goods stocks in 1997.

Investment Strategy

The Fund's main investment objective is to provide investors with long-term total return by investing primarily in dividend-paying stocks. Our goal is to give people exposure to the stock market -- a market that has historically produced the highest returns relative to other investment classes -- with less risk to principal than if they had invested in the stock market on their own. We believe the best way to accumulate and build wealth is to compound absolute returns.

We are "bottom up" investors who take a total return approach to investing. We look for undervalued stocks and select them one at a time because of each stock's characteristics. In our view the best way to find these undervalued stocks is through a bottom-up approach combining qualitative and quantitative techniques. Our starting point is always individual stocks, never "big picture" economic forecasting.

The stock selection process for the Smith Barney Premium Total Return Fund remained unchanged during the reporting period. The ideal candidate for inclusion in the portfolio would possess three broadly defined characteristics:

     1. Inexpensive valuation (e.g., low price/earnings ratio, price-to-book ratio, price to net asset value)

     2. Sound long-term business fundamentals (e.g., high operating returns relative to invested capital, balance sheet strength, a strong competitive position)

     3.   Positive near-term business momentum (e.g., improving business trends)

First of all, the Fund's portfolio exhibits excellent value characteristics -- the price paid for a stock is always the primary consideration. In addition, the portfolio's companies display strong business fundamentals and have better than average business momentum.


--------------------------------------------------------------------------------
2                                             1997 Annual Report to Shareholders

Our risk management strategies involve several different aspects. Historically, dividend-paying stocks have proven less volatile than the overall stock market. Beyond that, careful stock selection should help to further reduce risk. We periodically use options, primarily S&P 500 Index calls, as part of our hedging strategy to minimize volatility. (An option is the right to buy or sell a security that is granted in exchange for an agreed upon sum.) We adjust the Fund's overall hedge exposure based on our analysis of current market conditions.

The Fund's option program is designed to help reduce portfolio volatility. We never engage in random options writing. Investors in the Fund want exposure to stocks but are typically uncomfortable with volatility. We believe our job is to manage a fully diversified portfolio that seeks to control risk and maximize investment returns over the long run.

With respect to risk control and compounding absolute returns over time, we believe that what you do not own is often more important than what you do own. If we do our job correctly, we avoid owning two kinds of stocks: 1) those of very good companies that are overpriced; and 2) statistically inexpensive stocks that either have very poor long-term business prospects or poor near-term business momentum. Given our value orientation, it's usually easy for us to avoid owning the first kind of company. Our extensive fundamental research and investment discipline normally keep us from owning the second type of company.

We view the Fund as ideal for investors who realize they need to be in stocks because of their long-term capital appreciation potential but do not have a strong tolerance for market volatility. Moreover, as noted, because we periodically use options in an attempt to reduce the Fund's volatility over time, the Fund tends to be less risky than the average stock fund.

In light of greater stock market volatility and higher investor uncertainty of late, we believe that diversification is one of the keys to control risk. We think the Smith Barney Premium Total Return Fund is well positioned for the market conditions we expect in the coming year.

Thank you for your investment in the Smith Barney Premium Total Return Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon                  /s/ Harry J. Rosenbluth

Heath B. McLendon                      Harry J. Rosenbluth
Chairman                               Vice President and
                                       Investment Officer



January 30, 1998

================================================================================
Top Ten Holdings*                                        As of December 31, 1997
================================================================================
 1. Loews Corp.                                                             5.9%
--------------------------------------------------------------------------------
 2. Student Loan Marketing Association                                      5.5
--------------------------------------------------------------------------------
 3. Lehman Brothers Holdings, Inc.                                          3.7
--------------------------------------------------------------------------------
 4. Bristol-Myers Squibb & Co.                                              3.6
--------------------------------------------------------------------------------
 5. MCI Communications Corp.                                                3.5
--------------------------------------------------------------------------------
 6. Philip Morris Cos., Inc.                                                3.2
--------------------------------------------------------------------------------
 7. Republic of New York Corp.                                              2.5
--------------------------------------------------------------------------------
 8. Long Island Lighting Co.                                                2.2
--------------------------------------------------------------------------------
 9. Morgan Stanley, Dean Witter Discover & Co.                              2.0
--------------------------------------------------------------------------------
10. Ace Ltd.                                                                2.0
--------------------------------------------------------------------------------

*    As a percentage of total common stock.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                         3

Smith Barney Premium Total
Return Fund Distributions

Smith Barney Premium Total Return Fund's distribution practice has been to provide an attractive level of monthly distributions. As in the past, during 1997 the Fund paid out approximately $0.10 per share each month. This practice takes into account the long-term total return potential of the Fund's investment in equities. Over time the Fund has been able to distribute income as well as provide its shareholders with moderate growth of principal. Smith Barney Premium Total Return Fund meets its distribution objective by paying out to shareholders substantially all dividends, interest and net capital gains earned over the course of the year. In certain years, the Fund's distributions may also supplement this income with a return of capital to maintain the fixed payout. Each year, shareholders of the Fund receive a 1099 federal tax form indicating the amount of the distributions that represented ordinary income (dividends, interest and short-term capital gains), long-term capital gains and return of capital. The Fund's Board of Trustees monitors and evaluates the distribution practice to ensure that its continuation remains in the best interest of shareholders.


--------------------------------------------------------------------------------
4                                             1997 Annual Report to Shareholders

===================================================================================================================================
Historical Performance -- Class A Shares
===================================================================================================================================

                                         Net Asset Value
                                    -------------------------
                                    Beginning           End            Income        Capital Gain        Return            Total
Year Ended                           of Year          of Year         Dividends      Distributions     of Capital        Returns(1)
===================================================================================================================================
12/31/97                             $19.14           $22.19           $0.38             $1.25            $0.00            25.19%
-----------------------------------------------------------------------------------------------------------------------------------
12/31/96++                            17.40            19.14            0.16              0.47             0.00            13.80+
-----------------------------------------------------------------------------------------------------------------------------------
7/31/96                               16.33            17.40            0.37              0.91             0.00            14.76
-----------------------------------------------------------------------------------------------------------------------------------
7/31/95                               15.69            16.33            0.43              0.14             0.71            12.92
-----------------------------------------------------------------------------------------------------------------------------------
7/31/94                               15.65            15.69            0.55              0.52             0.21             8.65
-----------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/93                  15.15            15.65            0.20              0.49             0.33            10.31+
===================================================================================================================================
  Total                                                                $2.09             $3.78            $1.25
===================================================================================================================================

===================================================================================================================================
Historical Performance -- Class B Shares
===================================================================================================================================

                                         Net Asset Value
                                    -------------------------
                                    Beginning           End            Income        Capital Gain        Return            Total
Year Ended                           of Year          of Year         Dividends      Distributions     of Capital        Returns(1)
===================================================================================================================================
12/31/97                             $19.14           $22.17           $0.29             $1.25            $0.00            24.55%
-----------------------------------------------------------------------------------------------------------------------------------
12/31/96++                            17.40            19.14            0.12              0.47             0.00            13.57+
-----------------------------------------------------------------------------------------------------------------------------------
7/31/96                               16.33            17.40            0.29              0.91             0.00            14.21
-----------------------------------------------------------------------------------------------------------------------------------
7/31/95                               15.69            16.33            0.34              0.14             0.72            12.36
-----------------------------------------------------------------------------------------------------------------------------------
7/31/94                               15.65            15.69            0.49              0.52             0.20             8.12
-----------------------------------------------------------------------------------------------------------------------------------
7/31/93                               15.21            15.65            0.19              0.63             0.44            11.68
-----------------------------------------------------------------------------------------------------------------------------------
7/31/92                               14.26            15.21            0.22              0.00             0.98            15.68
-----------------------------------------------------------------------------------------------------------------------------------
7/31/91                               13.30            14.26            0.24              0.00             0.96            17.53
-----------------------------------------------------------------------------------------------------------------------------------
7/31/90                               13.98            13.30            0.22              0.00             1.06             4.62
-----------------------------------------------------------------------------------------------------------------------------------
7/31/89                               12.90            13.98            0.89              0.26             0.33            21.49
-----------------------------------------------------------------------------------------------------------------------------------
7/31/88                               14.47            12.90            0.18              1.28             0.00             0.21
===================================================================================================================================
  Total                                                                $3.47             $5.46            $4.69
===================================================================================================================================

===================================================================================================================================
Historical Performance -- Class C Shares
===================================================================================================================================

                                         Net Asset Value
                                    -------------------------
                                    Beginning           End            Income        Capital Gain        Return            Total
Year Ended                           of Year          of Year         Dividends      Distributions     of Capital        Returns(1)
===================================================================================================================================
12/31/97                             $19.15           $22.18           $0.30             $1.25            $0.00            24.60%
-----------------------------------------------------------------------------------------------------------------------------------
12/31/96++                            17.41            19.15            0.12              0.47             0.00            13.58+
-----------------------------------------------------------------------------------------------------------------------------------
7/31/96                               16.33            17.41            0.29              0.91             0.00            14.30
-----------------------------------------------------------------------------------------------------------------------------------
7/31/95                               15.69            16.33            0.35              0.14             0.71            12.36
-----------------------------------------------------------------------------------------------------------------------------------
7/31/94                               15.65            15.69            0.49              0.52             0.20             8.12
-----------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/93                  15.45            15.65            0.04              0.09             0.07            2.60+
===================================================================================================================================
  Total                                                                $1.59             $3.38            $0.98
===================================================================================================================================


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                         5

===================================================================================================================================
Historical Performance -- Class Y Shares
===================================================================================================================================

                                         Net Asset Value
                                    -------------------------
                                    Beginning           End            Income        Capital Gain        Return            Total
Year Ended                           of Year          of Year         Dividends      Distributions     of Capital        Returns(1)
===================================================================================================================================
12/31/97                             $19.17           $22.24           $0.44             $1.25            $0.00            25.61%
-----------------------------------------------------------------------------------------------------------------------------------
12/31/96++                            17.42            19.17            0.18              0.47             0.00            13.95+
-----------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/96                  17.57            17.42            0.21              0.46             0.00             2.93+
===================================================================================================================================
  Total                                                                $0.83             $2.18            $0.00
===================================================================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

===================================================================================================================================
Average Annual Total Return
===================================================================================================================================

                                                                                         Without Sales Charge(1)
                                                                     --------------------------------------------------------------
                                                                     Class A           Class B           Class C          Class Y
===================================================================================================================================
Year Ended 12/31/97                                                   25.19%            24.55%            24.60%           25.61%
-----------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 12/31/97                                             16.41             15.83               N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 12/31/97                                                N/A             16.38               N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Inception* through 12/31/97                                           16.66             14.27             16.52            22.64
===================================================================================================================================

                                                                                          With Sales Charge(2)
                                                                     --------------------------------------------------------------
                                                                     Class A           Class B           Class C            Class Y
===================================================================================================================================
Year Ended 12/31/97                                                   18.91%            19.55%            23.60%           25.61%
-----------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 12/31/97                                             15.22             15.72               N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 12/31/97                                                N/A             16.38               N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Inception* through 12/31/97                                           15.50             14.27             16.52            22.64
===================================================================================================================================

===================================================================================================================================
Cumulative Total Return
===================================================================================================================================

                                                                                                Without Sales Charge(1)
===================================================================================================================================
Class A (Inception* through 12/31/97)                                                                    121.25%
-----------------------------------------------------------------------------------------------------------------------------------
Class B (12/31/87 through 12/31/97)                                                                      355.77
-----------------------------------------------------------------------------------------------------------------------------------
Class C (Inception* through 12/31/97)                                                                    101.64
-----------------------------------------------------------------------------------------------------------------------------------
Class Y (Inception* through 12/31/97)                                                                     47.33
===================================================================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00% and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC occurs. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
++ For the period from August 1, 1996 to December 31, 1996, which reflects a change in the fiscal year end of the Fund.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B, C and Y shares are November 6, 1992, September 16, 1985, June 1, 1993 and February 7, 1996, respectively.


--------------------------------------------------------------------------------
6                                             1997 Annual Report to Shareholders

================================================================================
Smith Barney Premium Total Return Fund at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class B Shares of the Smith Barney Premium Total Return Fund vs. Standard &Poor's 500 Index+
--------------------------------------------------------------------------------

                          December 1987--December 1997

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                 Premium Total
                                Return Portfolio               S&P 500
                                ----------------               -------
12/87                               $10,000                   $10,000
12/88                               $12,075                   $11,657
12/89                               $14,458                   $15,344
12/90                               $14,861                   $14,867
12/91                               $19,310                   $19,388
12/92                               $21,855                   $20,864
12/93                               $24,300                   $22,961
12/94                               $25,010                   $23,263
12/95                               $30,471                   $31,995
12/96                               $36,593                   $36,879
12/97                               $45,577                   $49,181

+ Hypothetical illustration of $10,000 invested in Class B shares on December 31, 1987, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 1997, compared to the Standard & Poor's 500 Index. The index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.
     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification of Common Stock*
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

Banking and Financial Services                                    15.1%
Capital Goods                                                      3.6%
Consumer Non-durables                                             15.5%
Consumer Services                                                 14.3%
Energy                                                             9.7%
Health Care                                                        8.8%
Insurance                                                         10.4%
Miscellaneous                                                      1.8%
Real Estate                                                        3.3%
Steel Producers                                                    1.6%
Transportation                                                     1.4%
Utilities                                                         14.5%


Investment Breakdown
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Preferred Stock                                                    3.0%
Corporate Bonds                                                    1.6%
Convertible Bonds                                                  0.1%
Investment Breakdown Pie Chart
Repurchase Agreements                                             10.7%
Common Stocks                                                     84.6%

*    As a percentage of total common stock.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                         7

==================================================================================================================================
Schedule of Investments                                                                                          December 31, 1997
==================================================================================================================================

     SHARES                               SECURITY                                                                         VALUE
==================================================================================================================================
COMMON STOCK -- 84.6%
Banking and Financial Services -- 12.8%
             100,000       Cal Fed BanCorp Inc.+                                                                      $  2,850,000
             176,800       FBR Asset Investment                                                                          3,536,000
             571,600       Federal Home Loan Mortgage Corp.                                                             23,971,475
             143,700       JSB Financial Inc.                                                                            7,193,981
           2,566,300       Lehman Brothers Holdings, Inc.#                                                             130,881,300
             990,800       Local Financial+                                                                             11,518,050
           1,200,000       Morgan Stanley, Dean Witter Discover & Co.                                                   70,950,000
             766,900       Republic of New York Corp.#                                                                  87,570,394
           1,382,500       Student Loan Marketing Association                                                          192,340,313
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       530,811,513
----------------------------------------------------------------------------------------------------------------------------------
Capital Goods -- 3.0%
           1,528,900       Alcatel Alsthom CGE -- Sponsored ADR++                                                       38,700,281
             500,000       Allegheny Teledyne Inc.                                                                      12,937,500
             697,400       Fluor Corp.                                                                                  26,065,325
             245,938       Lockheed Martin Corp.++                                                                      24,224,893
             258,100       Lubrizol Corp.                                                                                9,517,438
             291,500       Raytheon Co.++                                                                               14,720,750
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       126,166,187
----------------------------------------------------------------------------------------------------------------------------------
Consumer Durables -- 0.6%
             140,000       Borg-Warner Automotive Inc.++                                                                 7,280,000
             689,510       Volvo Aktie Bolget, Sponsored ADR                                                            18,616,770
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        25,896,770
----------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Durables -- 13.1%
             420,000       Alberto-Culver Co., Class A Shares                                                           11,340,000
             900,000       B.A.T. Industries PLC -- Sponsored ADR++                                                     16,875,000
             750,000       Fortune Brands, Inc.                                                                         27,796,875
             275,000       Gallaher Group PLC ADR                                                                        5,878,125
             904,500       Harcourt General, Inc.++                                                                     49,521,375
           1,968,400       Loews Corp.#                                                                                208,896,450
             658,600       Nestle S.A., Sponsored ADR                                                                   49,148,025
              18,260       Nestle S.A., Sponsored ADR@                                                                   1,374,065
             394,300       Premark International, Inc.                                                                  11,434,700
           2,471,100       Philip Morris Cos., Inc.#                                                                   111,971,719
           1,150,000       RJR Nabisco Holdings Corp.                                                                   43,125,000
             273,700       UST, Inc.                                                                                    10,109,794
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       547,471,128
----------------------------------------------------------------------------------------------------------------------------------
Consumer Services -- 12.1%
             308,900       Bowne & Co., Inc.++                                                                          12,317,387
             606,700       Deluxe Corp.                                                                                 20,931,150
           1,189,100       Dun & Bradstreet Corp.                                                                       36,787,781
             950,000       Electronic Data Systems Corp.                                                                41,740,625
           1,148,600       H & R Block Inc.++                                                                           51,471,638
           1,107,250       Hasbro Inc.++                                                                                34,878,375
             675,000       J.C. Penney Co., Inc.++                                                                      40,710,937
             949,378       Limited Inc.++                                                                               24,209,139


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1997 Annual Report to Shareholders

==================================================================================================================================
Schedule of Investments (continued)                                                                              December 31, 1997
==================================================================================================================================

     SHARES                               SECURITY                                                                         VALUE
==================================================================================================================================
Consumer Services -- 12.1% (continued)
             268,312       Luby's Cafeterias Inc.                                                                     $  4,712,229
             885,000       McDonald's Corp.                                                                             42,258,750
             570,300       Mercantile Stores Co., Inc.++                                                                34,717,012
             500,000       Moore Corp., Ltd.++                                                                           7,562,500
             250,000       Pittston Burlington Group Inc.                                                               10,062,500
             221,500       Sbarro Inc.                                                                                   5,828,219
           1,775,000       Toys "R" Us Inc.+++                                                                          55,801,563
           1,000,000       Viad Corp.                                                                                   19,312,500
             400,000       Wal-Mart Stores, Inc.++                                                                      15,775,000
           2,147,500       Woolworth Corp.+                                                                             43,755,313
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       502,832,618
----------------------------------------------------------------------------------------------------------------------------------
Diamonds/Precious Stones -- 0.3%
             598,000       De Beers Cons Mines ADR++                                                                    12,221,625
----------------------------------------------------------------------------------------------------------------------------------
Energy -- 8.2%
             283,502       British Petroleum PLC ADR++                                                                  22,591,565
           1,049,653       EEX Corp.                                                                                     9,512,480
             600,000       Elf Aquitaine -- Sponsored ADR++                                                             35,175,000
             200,000       Eni SPA -- Sponsored ADR++                                                                   11,412,500
             480,200       Mobil Oil Corp.++#                                                                           34,664,438
           1,242,800       Repsol S.A., Sponsored ADR++                                                                 52,896,675
             840,000       Sun Co., Inc.                                                                                35,332,500
             400,000       Texaco Inc.++                                                                                21,750,000
           1,144,300       Tosco Corp.++                                                                                43,268,844
             450,000       Total S.A. -- Sponsored ADR++                                                                24,975,000
             964,448       Ultramar Diamond Shamrock CP++                                                               30,741,780
             925,000       Union Texas Petroleum Holdings, Inc.                                                         19,251,562
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       341,572,344
----------------------------------------------------------------------------------------------------------------------------------
Gold Mining -- 0.1%
             650,000       Homestake Mining Co.++                                                                        5,768,750
----------------------------------------------------------------------------------------------------------------------------------
   Healthcare -- 7.5%
             253,700       Abbott Labs, Inc.                                                                            16,633,206
           2,425,600       Astra AB, Class A Shares ADR                                                                 41,690,000
           1,349,000       Bristol-Myers Squibb & Co.                                                                  127,649,125
             766,900       Columbia/HCA Healthcare Corp.                                                                22,719,413
             430,000       Merck & Co., Inc.                                                                            45,687,500
             333,000       Pharmacia & Upjohn Inc.                                                                      12,196,125
             705,600       Schering-Plough Corp.                                                                        43,835,400
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       310,410,769
----------------------------------------------------------------------------------------------------------------------------------
Insurance -- 8.8%
             731,300       Ace Ltd.                                                                                     70,570,450
           1,145,668       Allmerica Financial Corp.                                                                    57,211,796
             299,750       Allstate Corp.                                                                               27,239,781
             525,675       Aon Corp.                                                                                    30,817,697
             319,000       Everest Reinsurance Holdings                                                                 13,158,750
             581,600       Exel Ltd.                                                                                    36,858,900
             215,000       Financial Security Assurance Holdings Inc.++                                                 10,373,750


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                         9

==================================================================================================================================
Schedule of Investments (continued)                                                                              December 31, 1997
==================================================================================================================================

     SHARES                               SECURITY                                                                         VALUE
==================================================================================================================================
Insurance -- 8.8% (continued)
              22,300       General Re Corp.++                                                                         $  4,727,600
             201,200       Horace Mann Educators Co.                                                                     5,721,625
             349,200       IPC Holdings Ltd.                                                                            11,239,875
             453,300       Mid Ocean Ltd.                                                                               24,591,525
             251,600       Partnerre Ltd.                                                                               11,667,950
             335,000       Terra Nova Holdings Ltd. (Bermuda)                                                            8,793,750
             603,500       TIG Holdings Inc.                                                                            20,028,656
             334,800       Transatlantic Holdings Inc.++                                                                23,938,200
             348,100       Western National Corp.                                                                       10,312,463
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       367,252,768
----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 0.4%
           1,300,000       Agrium, Inc.                                                                                 15,843,750
----------------------------------------------------------------------------------------------------------------------------------
Real Estate -- 2.8%
             200,000       Ambassador Apartments Inc.                                                                    4,112,500
             250,000       American General Hospitality                                                                  6,687,500
              89,200       Associated Estates Realty Corp.                                                               2,112,925
             120,700       Avalon Properties Inc.                                                                        3,734,156
             142,433       Camden Property Trust                                                                         4,415,423
             480,000       Captec Net Lease Realty, Inc.++                                                               8,250,000
             154,800       Charles E. Smith Residential Realty, Inc.                                                     5,495,400
             328,800       Equity Inns Inc.                                                                              4,849,800
             286,300       Mid-America Apartment Communities                                                             8,177,443
             400,000       Prime Retail Inc.                                                                             5,675,000
             304,900       RFS Hotels Investment Inc.                                                                    6,078,944
             291,800       Storage Trust Realty                                                                          7,677,987
             160,000       Summit Properties Inc.                                                                        3,380,000
           1,466,200       TrizecHahn Corp.                                                                             33,997,512
             400,000       Walden Residential Properties Inc.#                                                          11,800,000
              62,650       Wellsford Real Properties Inc.+                                                                 978,906
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       117,423,496
----------------------------------------------------------------------------------------------------------------------------------
Steel Producers -- 1.4%
           2,615,700       British Steel PLC -- Sponsored ADR++                                                         56,074,069
----------------------------------------------------------------------------------------------------------------------------------
Technology -- 0.1%
              70,100       NCR Corp.+                                                                                    1,949,656
----------------------------------------------------------------------------------------------------------------------------------
Transportation -- 1.2%
           1,670,900       Canadian Pacific Ltd.++                                                                      45,532,025
              94,400       Stolt Nielson S.A.                                                                            2,000,100
             127,400       Stolt Nielson S.A. ADR++                                                                      2,786,875
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        50,319,000
----------------------------------------------------------------------------------------------------------------------------------
Utilities -- 12.2%
             835,500       CMS Energy Corp.#                                                                            36,814,219
             300,000       Columbia Gas System Inc.                                                                     23,568,750
           1,564,700       Entergy Corp.++                                                                              46,843,206
           1,268,557       FirstEnergy Corp.                                                                            36,788,153
           1,464,600       Illinova Corp.                                                                               39,452,662
           2,556,400       Long Island Lighting Co.++                                                                   77,011,550


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1997 Annual Report to Shareholders

==================================================================================================================================
Schedule of Investments (continued)                                                                              December 31, 1997
==================================================================================================================================

     SHARES                               SECURITY                                                                         VALUE
==================================================================================================================================
Utilities -- 12.2% (continued)
           2,847,000       MCI Communications Corp.                                                                 $  121,887,188
             539,300       Pinnacle West Capital Corp.                                                                  22,852,838
             572,300       Public Service New Mexico                                                                    13,556,356
           1,400,000       Tele Danmark A/S -- Sponsored ADR++                                                          43,137,500
             213,900       Telefonica Espana S.A. ADR++                                                                 19,478,269
             192,300       Telephone and Data Systems, Inc.                                                              8,953,969
             630,100       Unicom Corp.                                                                                 19,375,575
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       509,720,235
----------------------------------------------------------------------------------------------------------------------------------
                           TOTAL COMMON STOCK
                           (Cost-- $2,411,234,281)                                                                   3,521,734,678
==================================================================================================================================
PREFERRED STOCK -- 3.1%
Banking and Financial Services -- 2.4%
             100,000       Allstate Corp., Exchangeable 6.765%#                                                          6,000,000
               4,500       BankUnited Capital Trust, 10.250% due 12/31/26                                                4,635,000
              80,000       Criimi Mae Inc., Series B, Exchangeable 10.875%#                                              2,735,000
             760,000       Golden State Bancorp, Exchangeable 8.750%                                                    69,255,000
             304,767       Riggs National Corp., Washington, D.C., Series B,
                             Exchangeable 10.750%#                                                                       8,609,668
             250,000       Salomon Inc., Exchangeable 7.625%#                                                           10,250,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       101,484,668
----------------------------------------------------------------------------------------------------------------------------------
Real Estate -- 0.7%
             160,000       Crown American Realty Trust, Series A, Exchangeable 11.000%@                                  8,360,000
             200,000       First Washington Realty Inc., Series A, Exchangeable 9.750% @                                 6,575,000
             243,000       Prime Retail Inc., Series A, Exchangeable 10.500%#                                            6,561,000
              77,700       Security Capital Pacific Trust#                                                               2,544,675
             200,000       Walden Residential Properties Inc., Series B, Exchangeable 9.160%#                            5,125,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        29,165,675
----------------------------------------------------------------------------------------------------------------------------------
                           TOTAL PREFERRED STOCK
                           (Cost-- $69,388,212)                                                                        130,650,343
==================================================================================================================================
             FACE
            AMOUNT                     SECURITY                                                                            VALUE
==================================================================================================================================
CORPORATE BONDS -- 1.5%
Banking and Financial Services -- 0.3%
         $ 4,000,000       Hawthorne Financial Corp., 12.500% due 12/31/04                                               4,000,000
           2,000,000       Mego Mortgage, 12.500% due 12/1/01                                                            1,670,000
           2,000,000       Mego Mortgage, 12.500% due 12/1/01++@                                                         1,670,000
           3,000,000       Wilshire Financial Services, 13.000% due 1/1/04                                               3,112,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        10,452,500
----------------------------------------------------------------------------------------------------------------------------------
Food Retail -- 0.5%
          11,300,000       P&C Food Markets, 11.500% due 10/15/01                                                       10,551,375
          11,860,000       Penn Traffic Co., 8.625% due 12/15/03                                                        10,155,125
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        20,706,500
----------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        11

==================================================================================================================================
Schedule of Investments (continued)                                                                              December 31, 1997
==================================================================================================================================

             FACE
            AMOUNT                     SECURITY                                                                            VALUE
==================================================================================================================================
Gas Transmission -- 0.1%
                           Columbia Gas Systems Inc., Debentures:
           $ 774,000         6.390% due 11/28/00                                                                       $   778,838
             771,000         6.610% due 11/28/02                                                                           783,529
             771,000         6.800% due 11/28/05                                                                           790,275
             771,000         7.050% due 11/28/07                                                                           789,311
             771,000         7.320% due 11/28/10                                                                           795,094
             771,000         7.420% due 11/28/15                                                                           811,477
             771,000         7.620% due 11/28/25                                                                           806,659
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,555,183
----------------------------------------------------------------------------------------------------------------------------------
Industrial -- 0.6%
           5,635,000       Comcast Corp., 9.375% due 5/15/05                                                             6,029,450
           4,915,000       Paging Network, 8.875% due 2/1/06                                                             4,816,700
           3,000,000       Riveria Holdings Corp., First Mortgage, 11.000% due 12/31/02                                  3,067,500
           6,000,000       Rogers Cable Systems Inc., 10.000% due 3/15/05                                                6,645,000
           6,000,000       Tenet Healthcare Corp., 10.125% due 3/1/05                                                    6,555,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        27,113,650
----------------------------------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS
                           (Cost-- $61,785,764)                                                                         63,827,833
==================================================================================================================================
CONVERTIBLE BONDS -- 0.1%
           2,500,000       Ashanti Capital, 5.500% due 3/15/03++                                                         1,868,750
           1,500,000       Pacific Concord Financial, 4.750% due 12/10/98@                                               1,365,000
----------------------------------------------------------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE BONDS
                           (Cost-- $4,000,000)                                                                           3,233,750
==================================================================================================================================

               SHARES                           SECURITY                                                                  VALUE
==================================================================================================================================
WARRANTS -- 0.0%
               5,509       Security Cap Group, Expire 9/18/98 (Cost-- $34,668)                                              28,922
==================================================================================================================================
                           SUB-TOTAL INVESTMENTS
                           (Cost-- $2,546,442,925)                                                                   3,719,475,526
==================================================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1997 Annual Report to Shareholders

==================================================================================================================================
Schedule of Investments (continued)                                                                              December 31, 1997
==================================================================================================================================

             FACE
            AMOUNT                     SECURITY                                                                            VALUE
==================================================================================================================================
REPURCHASE AGREEMENTS -- 10.7%
        $ 25,000,000       Chase Manhattan Bank, 5.897% due 1/2/98;
                           Proceeds at maturity-- $25,008,190; (Fully collateralized
                           by U.S. Treasury Notes, 5.625% due 12/15/02;
                           Market value-- $25,500,189)                                                              $   25,000,000
         144,943,000       Goldman, Sachs & Co., 6.348% due 1/2/98
                           Proceeds at maturity -- $144,994,117; (Fully collateralized by U.S. Treasury Notes, 5.625% due 12/31/99;
                           Market value-- $147,905,689)                                                                144,943,000
         275,000,000       Morgan Stanley, Dean Witter Discover & Co., 6.196% due 1/2/98;
                           Proceeds at maturity -- $275,094,661; (Fully collateralized by U.S. Treasury Notes, 6.125% due 9/30/00;
                           Market value-- $280,600,230)                                                                275,000,000
----------------------------------------------------------------------------------------------------------------------------------
                           TOTAL REPURCHASE AGREEMENTS
                           (Cost-- $444,943,000)                                                                       444,943,000
==================================================================================================================================
                           TOTAL INVESTMENTS -- 100%
                           (Cost-- $(2,991,385,925*)                                                                $4,164,418,526
==================================================================================================================================

+    Non-income producing security.
++   A portion of this security is on loan (See Note 6).
#    Security segregrated by Custodian to cover written call options.
@ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
*    Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        13

================================================================================
Statement of Assets and Liabilities                            December 31, 1997
================================================================================
ASSETS:
     Investments, at value (Cost-- $2,546,442,925)                $3,719,475,526
     Repurchase agreements, at value (Cost-- $444,943,000)           444,943,000
     Cash                                                             62,502,131
     Collateral for securities loaned (Note 6)                       489,121,735
     Receivable for Fund shares sold                                   8,143,956
     Receivable for securities sold                                    5,344,487
     Dividends and interest receivable                                10,467,823
--------------------------------------------------------------------------------
     Total Assets                                                  4,739,998,658
--------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities loaned (Note 6)                          489,121,735
     Options written (Note 4)                                         82,760,000
     Dividends payable                                                11,740,301
     Payable for securities purchased                                  3,526,174
     Investment advisory fees payable                                  1,898,984
     Payable for Fund shares purchased                                 1,209,659
     Distribution fees payable                                           863,938
     Administration fees payable                                         702,494
     Accrued expenses                                                    429,941
--------------------------------------------------------------------------------
     Total Liabilities                                               592,253,226
--------------------------------------------------------------------------------
Total Net Assets                                                  $4,147,745,432
================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                   $      187,029
     Capital paid in excess of par value                           2,901,244,651
     Undistributed net investment income                               2,451,865
     Accumulated net realized gain
        from security transactions and options                        33,267,800
     Net unrealized appreciation of investments and options        1,210,594,087
--------------------------------------------------------------------------------
Total Net Assets                                                  $4,147,745,432
================================================================================
Shares Outstanding:
     Class A                                                          37,557,037
     ---------------------------------------------------------------------------
     Class B                                                         142,960,574
     ---------------------------------------------------------------------------
     Class C                                                           4,223,155
     ---------------------------------------------------------------------------
     Class Y                                                           2,287,922
     ---------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                       $22.19
     ---------------------------------------------------------------------------
     Class B *                                                            $22.17
     ---------------------------------------------------------------------------
     Class C **                                                           $22.18
     ---------------------------------------------------------------------------
     Class Y (and redemption price)                                       $22.24
     ---------------------------------------------------------------------------
Class A Maximium Public Offering Price Per Share
     (net asset value plus 5.26% of net asset value per share)            $23.36
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1997 Annual Report to Shareholders

==================================================================================
Statement of Operations  For the Year Ended                      December 31, 1997
==================================================================================
INVESTMENT INCOME:
     Interest                                                      $    31,517,880
     Dividends                                                          79,513,484
     Less: Foreign withholding tax                                      (2,833,827)
----------------------------------------------------------------------------------
     Total Investment Income                                           108,197,537
----------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                         23,133,097
     Investment advisory fees (Note 2)                                  19,865,936
     Administration fees (Note 2)                                        7,223,977
     Shareholder and system servicing fees                               3,044,073
     Shareholder communications                                            262,783
     Registration fees                                                     219,713
     Custody                                                               117,258
     Audit and legal                                                        49,864
     Insurance                                                              35,262
     Trustees' fees                                                         16,713
     Other                                                                   9,158
----------------------------------------------------------------------------------
     Total Expenses                                                     53,977,834
----------------------------------------------------------------------------------
Net Investment Income                                                   54,219,703
----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND OPTIONS (NOTES 3 AND 4):
     Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)        417,403,866
        Options written                                               (171,086,465)
----------------------------------------------------------------------------------
     Net Realized Gain                                                 246,317,401
----------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of
     Investments and Options:
        Beginning of year                                              719,437,307
        End of year                                                  1,210,594,087
----------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                           491,156,780
----------------------------------------------------------------------------------
Net Gain on Investments and Options                                    737,474,181
----------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $   791,693,884
==================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        15

================================================================================================
Statements of Changes in Net Assets                             For the Years Ended December 31,
================================================================================================
                                                                 1997                   1996(a)
================================================================================================
OPERATIONS:
     Net investment income                                $    54,219,703        $    19,165,114
     Net realized gain                                        246,317,401             26,435,044
     Increase in net unrealized appreciation                  491,156,780            313,273,170
------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                   791,693,884            358,873,328
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM :
     Net investment income                                    (53,130,328)           (18,736,290)
     Net realized gains                                      (220,180,678)           (73,502,296)
------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                        (273,311,006)           (92,238,586)
------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
     Net proceeds from sale of shares                         836,715,233            245,247,901
     Net asset value of shares issued for reinvestment
        of dividends                                          204,886,682             68,372,367
     Cost of shares reacquired                               (444,981,969)          (146,875,918)
------------------------------------------------------------------------------------------------
     Increase in Net Assets From
        Fund Share Transactions                               596,619,946            166,744,350
------------------------------------------------------------------------------------------------
Increase in Net Assets                                      1,115,002,824            433,379,092
NET ASSETS:
     Beginning of year                                      3,032,742,608          2,599,363,516
------------------------------------------------------------------------------------------------
     End of year*                                         $ 4,147,745,432        $ 3,032,742,608
================================================================================================
* Includes undistributed net investment income of:        $     2,451,865        $     1,192,859
================================================================================================

(a)  For the period from August 1, 1996 to December 31, 1996.


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1997 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1.   Significant Accounting Policies

The Smith Barney Premium Total Return Fund ("Fund"), a separate investment fund of Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and six other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund and Smith Barney Utilities Fund. The financial statements and financial highlights for the other Funds are presented in separate annual reports dated July 31, 1997.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board of Trustees. Portfolio securities that are traded primarily on a domestic or foreign exchange are valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business each day. Options are generally valued at the last sale price or, in the absence of the last price, the last offer price. Investments in U.S. government securities (other than short-term securities) are valued at the mean of the quoted bid and asked price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities calculated by using the specific identification method; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may from time to time enter into options and/or futures contracts in order to hedge market risk.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        17

================================================================================
Notes to Financial Statements (continued)
================================================================================

2.   Investment Advisory Agreement,
     Administration Agreement and
     Other Transactions

Smith Barney Strategy Advisers Inc. ("SBSA"), a subsidiary of Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc. which, in turn, is a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Trust. The Fund pays SBSA an advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

SBSA has entered into a sub-advisory agreement with Boston Partners Asset Management, L.P. ("Boston Partners"). Pursuant to the sub-advisory agreement, Boston Partners is responsible for the day-to-day portfolio operations and investment decisions for the Fund. SBSA pays Boston Partners a monthly fee calculated at an annual rate of 0.15% of the average daily net assets of the Fund. This fee is paid monthly.

MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the year ended December 31, 1997, SB received brokerage commissions of $936,326 and sales charges of approximately $1,746,000 for sales of the Fund's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs in the first year of purchase. This CDSC applies only to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended December 31, 1997, CDSCs paid to SB were:

                                  Class A           Class B              Class C
================================================================================
CDSCs                             $3,000          $2,318,000             $17,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the year ended December 31, 1997, total Distribution Plan fees incurred were:

                                      Class A         Class B            Class C
================================================================================
Distribution Plan Fees              $1,813,203      $20,846,887         $473,007
================================================================================

All officers and one Trustee of the Trust are employees of SB.

3.   Investments

During the year ended December 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $1,579,872,562
--------------------------------------------------------------------------------
Sales                                                              1,393,480,290
================================================================================

At December 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                    $1,209,837,963
Gross unrealized depreciation                                       (36,805,362)
-------------------------------------------------------------------------------
Net unrealized appreciation                                      $1,173,032,601
===============================================================================

4.   Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-


--------------------------------------------------------------------------------
18                                            1997 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 1997, the Fund had no open purchased call or put options.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written call option transactions occurred during the year ended December 31, 1997:

                                                                 Number of
                                                                 Contracts       Premiums
==========================================================================================
Options written, outstanding at December 31, 1996                 12,700       $55,564,456
Options written during the year ended December 31, 1997           70,100       347,562,563
Options cancelled in closing purchase transactions               (61,300)     (282,805,533)
------------------------------------------------------------------------------------------
Options written, outstanding at December 31, 1997                 21,500      $120,321,486
==========================================================================================

The following table represents the written call option contracts open at December 31, 1997:

 Number of                                                                         Strike
 Contracts                                                         Expiration      Price           Value
===========================================================================================================
 10,700    S&P 500 Index                                             3/21/98        $975      $(42,800,000)
 10,800    S&P 500 Index                                             3/21/98         980       (39,960,000)
-----------------------------------------------------------------------------------------------------------
           Total Call Options Written
           (Premiums received-- $120,321,486)                                                 $(82,760,000)
===========================================================================================================

5.   Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        19

================================================================================
Notes to Financial Statements (continued)
================================================================================

6.   Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 1997, the Fund had loaned common stocks having a value of approximately $477,385,466 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Bank of Tokyo Time Deposit, 10,000% due 1/2/98                      $  7,571,509
Instituto Bancario San Paolo Time Deposit, 7.000% due 1/2/98          21,200,226
Keycorp Bank, N.A. Time Deposit, 4.000% due 1/2/98                    12,252,428
Goldman, Sachs & Co. Repurchase Agreement, 6.800% due 1/2/98          75,327,973
Merrill Lynch Repurchase Agreement, 7.000% due 1/2/98                 14,385,868
Corporate Receivable Commercial Paper, 5.875% due 1/7/98             129,391,962
Mercantile Time Deposit, 4.500% due 1/2/98                             5,838,659
Dakota Certificate Program Commercial Paper, 5.750% due 1/6/98       148,745,653
CXC, Inc. Commercial Paper, 5.850% due 1/5/98                         24,864,514
CXC, Inc. Commercial Paper, 5.840% due 2/13/98                        49,542,943
--------------------------------------------------------------------------------
Total                                                               $489,121,735
================================================================================

7.   Shares of Beneficial Interest

At December 31, 1997, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

At December 31, 1997, total paid-in capital amounted to the following for each class:

                              Class A          Class B             Class C           Class Y
=============================================================================================
Total Paid-in Capital      $601,792,851    $2,177,020,201       $79,123,505       $43,495,123
=============================================================================================


--------------------------------------------------------------------------------
20                                            1997 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

Transactions in shares of each class were as follows:

                                             Year Ended                          Year Ended
                                          December 31, 1997                   December 31, 1996*
                                     ----------------------------        ---------------------------
                                       Shares          Amount              Shares           Amount
====================================================================================================
Class A
Shares sold                          7,107,852     $ 148,102,037         1,879,826     $  34,394,839
Shares issued on reinvestment        2,132,100        45,150,021           826,867        15,241,668
Shares redeemed                     (3,453,293)      (72,491,471)       (1,636,594)      (29,718,184)
----------------------------------------------------------------------------------------------------
Net Increase                         5,786,659     $ 120,760,587         1,070,099     $  19,918,323
====================================================================================================
Class B
Shares sold                         29,688,917     $ 617,410,878        10,374,378     $ 189,390,976
Shares issued on reinvestment        7,330,304       155,323,915         2,825,089        52,114,744
Shares redeemed                    (17,135,886)     (357,356,107)       (6,245,730)     (114,229,669)
----------------------------------------------------------------------------------------------------
Net Increase                        19,883,335     $ 415,378,686         6,953,737     $ 127,276,051
====================================================================================================
Class C
Shares sold                          2,288,586     $  47,815,009           548,279     $  10,029,903
Shares issued on reinvestment          206,937         4,412,593            54,950         1,015,955
Shares redeemed                       (498,841)      (10,416,117)         (159,786)       (2,928,065)
----------------------------------------------------------------------------------------------------
Net Increase                         1,996,682     $  41,811,485           443,443     $   8,117,793
====================================================================================================
Class Y
Shares sold                          1,113,070     $  23,387,309           629,645     $  11,432,183
Shares issued on reinvestment                7               153                --                --
Shares redeemed                       (212,175)       (4,718,274)               --                --
----------------------------------------------------------------------------------------------------
Net Increase                           900,902     $  18,669,188           629,645     $  11,432,183
====================================================================================================

*    For the period from August 1, 1996 to December 31, 1996.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        21

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                           1997(1)        1996(1)(2)            1996             1995          1994         1993(3)
====================================================================================================================================

Net Asset Value, Beginning of Year        $19.14           $17.40           $16.33           $15.69        $15.65          $15.15
------------------------------------------------------------------------------------------------------------------------------------

Income From Operations:
   Net investment income                    0.39             0.16             0.37             0.44          0.33            0.19
   Net realized and unrealized gain         4.29             2.21             1.98             1.48          0.99            1.33
------------------------------------------------------------------------------------------------------------------------------------

Total Income From Operations                4.68             2.37             2.35             1.92          1.32            1.52
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net investment income                   (0.38)           (0.16)           (0.37)           (0.43)        (0.55)          (0.20)
   Net realized gains                      (1.25)           (0.47)           (0.91)           (0.14)        (0.52)          (0.49)
   Capital                                    --               --               --            (0.71)        (0.21)          (0.33)
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                        (1.63)           (0.63)           (1.28)           (1.28)        (1.28)          (1.02)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year              $22.19           $19.14           $17.40           $16.33        $15.69          $15.65
------------------------------------------------------------------------------------------------------------------------------------

Total Return                               25.19%           13.80%++         14.76%           12.92%         8.65%          10.31%++

Net Assets, End of Year (000s)          $833,540         $608,203         $534,329         $471,578       $67,699         $39,677
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
   Expenses                                 1.11%            1.12%+           1.12%            1.16%         1.19%           1.20%+
   Net investment income                    1.89             2.05+            2.16             2.81          2.05            1.64+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                       43%              30%              58%              63%           34%             55%
------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
   paid on equity transactions(4)          $0.06            $0.06            $0.06               --            --              --
====================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)  For the period from August 1, 1996 to December 31, 1996.
(3)  For the period from November 6, 1992 (inception date) to July 31, 1993.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
22                                            1997 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                                1997(1)      1996(1)(2)            1996           1995           1994           1993
==================================================================================================================================
Net Asset Value, Beginning of Year             $19.14         $17.40           $16.33         $15.69         $15.65         $15.21
----------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                         0.29           0.12             0.28           0.36           0.25           0.23
   Net realized and unrealized gain              4.28           2.21             1.99           1.48           1.00           1.47
----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                     4.57           2.33             2.27           1.84           1.25           1.70
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.29)         (0.12)           (0.29)         (0.34)         (0.49)         (0.19)
   Net realized gains                           (1.25)         (0.47)           (0.91)         (0.14)         (0.52)         (0.63)
   Capital                                         --             --               --          (0.72)         (0.20)         (0.44)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (1.54)         (0.59)           (1.20)         (1.20)         (1.21)         (1.26)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $22.17         $19.14           $17.40         $16.33         $15.69         $15.65
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                    24.55%         13.57%++         14.21%         12.36%          8.12%         11.68%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $3,170         $2,355           $2,021         $1,655         $1,697         $1,231
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      1.60%          1.54%+           1.62%          1.66%          1.66%          1.69%
   Net investment income                         1.39           1.63+            1.66           2.31           1.58           1.16
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            43%            30%              58%            63%            34%            55%
----------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(3)               $0.06          $0.06            $0.06             --             --             --
==================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)  For the period from August 1, 1996 to December 31, 1996.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        23

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:


Class C Shares                                    1997(1)      1996(1)(2)        1996         1995           1994(3)       1993(4)
====================================================================================================================================

Net Asset Value, Beginning of Year          $19.15          $17.41            $16.33          $15.69         $15.65        $15.45
------------------------------------------------------------------------------------------------------------------------------------

Income From Operations From:
   Net investment income                      0.30            0.12              0.29            0.36           0.23          0.05
   Net realized and unrealized gain           4.28            2.21              1.99            1.48           1.02          0.35
------------------------------------------------------------------------------------------------------------------------------------

Total Income From Operations                  4.58            2.33              2.28            1.84           1.25          0.40
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net investment income                     (0.30)          (0.12)            (0.29)          (0.35)         (0.49)        (0.04)
   Net realized gains                        (1.25)          (0.47)            (0.91)          (0.14)         (0.52)        (0.09)
   Capital                                      --              --                --           (0.71)         (0.20)        (0.07)
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                          (1.55)          (0.59)            (1.20)          (1.20)         (1.21)        (0.20)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                $22.18          $19.15            $17.41          $16.33         $15.69        $15.65
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                 24.60%          13.58%++          14.30%          12.36%          8.12%         2.60%++

Net Assets, End of Year (000s)             $93,676         $42,637           $31,044         $12,937         $1,878          $357
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
   Expenses                                   1.56%           1.55%+            1.59%           1.62%          1.60%         1.31%+
   Net investment income                      1.41            1.61+             1.68            2.35           1.65          1.54+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                         43%             30%               58%             63%            34%           55%
====================================================================================================================================

Average commissions per share
   paid on equity transactions(5)            $0.06           $0.06             $0.06              --             --            --
====================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)  For the period from August 1, 1996 to December 31, 1996.
(3)  On November 7, 1994 the former Class D shares were renamed Class C shares.
(4)  For the period from June 1, 1993 (inception date) to July 31, 1993.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
24                                            1997 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class Y Shares                                                      1997(1)               1996(1)(2)                     1996(3)
===================================================================================================================================
Net Asset Value, Beginning of Year                                   $19.17                   $17.42                      $17.57
-----------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                                               0.47                     0.17                        0.19
   Net realized and unrealized gain                                    4.29                     2.23                        0.33
-----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                           4.76                     2.40                        0.52
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                              (0.44)                   (0.18)                      (0.21)
   Net realized gains                                                 (1.25)                   (0.47)                      (0.46)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   (1.69)                   (0.65)                      (0.67)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                         $22.24                   $19.17                      $17.42
Total Return                                                          25.61%                   13.95%++                     2.93%++
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                      $50,882                  $26,585                     $13,192
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                            0.76%                    0.80%+                      0.87%+
   Net investment income                                               2.22                     2.36+                       2.24+
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                  43%                      30%                         58%
-----------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(4)                                     $0.06                    $0.06                       $0.06
===================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)  For the period from August 1, 1996 to December 31, 1996.
(3)  For the period from February 7, 1996 (inception date) to July 31, 1996.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        25

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Premium Total Return Fund of Smith Barney Income Funds as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended December 31, 1997 and for the period from August 1, 1996 to December 31, 1996, and the financial highlights for the year ended December 31, 1997, the period from August 1, 1996 to December 31, 1996 and for each of the years in the two-year period ended July 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended July 31, 1994, were audited by other auditors whose report thereon, dated September 19, 1994, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Premium Total Return Fund of Smith Barney Income Funds as of December 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for the year ended December 31, 1997 and for the period from August 1, 1996 to December 31, 1996 and the financial highlights for the year ended December 31, 1997, the period from August 1, 1996 to December 31, 1996 and each of the years in the two-year period ended July 31, 1996, in conformity with generally accepted accounting principles.


                                             /s/ KPMG Peat Marwick LLP


New York, New York
February 10, 1998


--------------------------------------------------------------------------------
26                                            1997 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1997:

     o 100.00% of the ordinary dividends paid as qualifying for the corporate dividends received deduction.

     o The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gain transactions. As a result, the Fund designates:

          o    Total long-term capital gain distributions paid of $220,180,678.

               $100,728,079 are considered "28 percent rate gains". $119,452,599 are considered "20 percent rate gains".


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        27

                      [This page intentionally left blank]

Smith Barney
Premium Total
Return Fund

Trustees                                Investment Adviser
Lee Abraham                             Smith Barney Strategy Advisers Inc.
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon, Chairman             Distributor
                                        Smith Barney Inc.
Officers
Heath B. McLendon                       Custodian
President and                           PNC Bank, N.A.
Chief Executive Officer
                                        Shareholder Servicing Agent
Lewis E. Daidone                        First Data Investor Services Group, Inc.
Senior Vice President and Treasurer     P.O. Box 9134
                                        Boston, MA 02205-9134
Harry J. Rosenbluth
Vice President and Investment Officer   This report is submitted for the general
                                        information of shareholders of Smith
Thomas M. Reynolds                      Barney Premium Total Return Fund. It is
Controller                              not authorized for distribution to
                                        prospective investors unless accompanied
Christina T. Sydor                      by a current Prospectus for the Fund,
Secretary                               which contains information concerning
                                        the Fund's investment policies and
                                        expenses as well as other pertinent
                                        information.

                                        SMITH BARNEY
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                                             A Member of TraverlersGroup[LOGO]

                                        Smith Barney Premium
                                        Total Return Fund
                                        Smith Barney Mutual Funds
                                        388 Greenwich Street
                                        New York, New York 10013
                                        www.smithbarney.com

                                        FD0420 2/98